SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 1999

                MIRAGE RESORTS, INCORPORATED
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)

   Nevada                  01-6697              88-0058016
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(State or other juris-    (Commission       (IRS Employer
diction of incorporation)  File No.)        Identification No.)

  3600 Las Vegas Boulevard South, Las Vegas, Nevada   89109
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:(702)693-7111

                                  N/A
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 (Former name or former address, if changed since last report)

Item 5.   Other Events.

          The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibit listed in Item 7(c) below.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          99.  Press Release of the Registrant dated July 1, 1999.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           MIRAGE RESORTS, INCORPORATED
                                   (Registrant)



Date:  July 1, 1999        By: BRUCE A. LEVIN
                               ----------------------------------
                               Bruce A. Levin
                               Vice President and General Counsel









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